UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008– March 31, 2009

Item 1: Reports to Shareholders

>  Since our fiscal-year report to you, global financial markets have provided little relief for investors.

>  Both share classes of Vanguard Wellesley Income Fund returned about –10%, as the fund’s bond holdings helped moderate the stock portfolio’s decline.

>  Wellesley’s return was in line with that of its benchmark (about –10%) and markedly better than the average return of peer-group funds (about –12%).

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	31
Glossary	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Wellesley Income Fund
Investor Shares	VWINX	–9.58%
Admiral™ Shares[1]	VWIAX	–9.50
Wellesley Composite Index[2]		–10.13
Average Mixed-Asset Target Conservative Fund[3]		–12.47

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$19.60	$16.94	$0.497	$0.321
Admiral Shares	47.48	41.05	1.226	0.778

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: the Barclays Capital U.S. Credit A or Better Bond Index. For stocks: the FTSE High Dividend Yield Index.

3  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

The fiscal half-year has been unusually tough for the financial markets and investors, including shareholders of Wellesley Income Fund. In this unsettled environment, we are reporting to you a loss of around –10% for the six months ended March 31.

Admittedly, negative returns are something that Wellesley shareholders aren’t accustomed to. A look at six-month returns since the fund began in 1970 shows that they have been relatively rare until the past year and a half. The fund’s most recent results are consistent with its return in the most recent full fiscal year, and reflect the impact of the continuing economic downturn and unusually troubled markets.

Despite the difficulties of the most recent six-month period, the fund has stayed a few steps ahead of its comparative standards thanks to its balanced mixture of dividend-oriented stocks and investment-grade bonds and the skill of its advisor.

As investors pulled back from corporate bonds, nudging yields higher, Wellesley Income Fund’s 30-day SEC yield for Investor Shares rose to 5.47% (as of March 31) from 4.20% a year earlier. The yield for Admiral Shares rose to 5.56% from 4.30% a year ago.

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take ever-more-aggressive actions to help the big banks fortify their fragile balance sheets.

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their early March lows through the end of the period, global stock markets generated a double-digit return.

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds surged to levels not seen since the 1930s.

Market Barometer
			Total Returns
		Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78%	–0.38%	2.57%

1 Annualized.

The Federal Reserve Board responded to the credit market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%. The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

The advisor’s tactics helped relative returns

It’s scant consolation during a period of negative returns, but an analysis of Wellesley’s six-month performance shows that the fund navigated the markets’ hazards relatively successfully.

Wellesley’s bond portfolio—which concentrates on high-quality, intermediate-term bonds—produced a positive return. This gain generally cushioned the overall fund from the effects of the stock market downturn on the equity portion of its

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
			Mixed-Asset
			Target
	Investor	Admiral	Conservative
	Shares	Shares	Fund
Wellesley Income Fund	0.33%	0.23%	0.91%

1  The fund expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratios were 0.32% for the Investor Shares and 0.22% for the Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

portfolio. Wellesley’s fixed income investments, which constituted about two-thirds of the portfolio’s assets as of March 31, returned about 3%, compared with a return of about 4% for its bond benchmark, the Barclays Capital U.S. Credit A or Better Bond Index.

In keeping with its conservative stance, the fund shied away from bonds issued by troubled financial firms. The advisor also added bonds issued by government agencies and government-agency-issued mortgage securities, which have virtually no credit risk.

The fund’s stock holdings, accounting for about a third of the portfolio’s assets, returned about –29% for the six months, compared with a return of about –33% for the FTSE High Dividend Yield Index.

Financial sector stocks, which the advisor had trimmed before the credit crisis began in earnest, were the main drag. They accounted for about half of the fund’s equity declines for the period. The advisor’s good selection of stocks in the utility, energy, and industrial sectors helped the fund’s relative performance.

The fiscal period ended on an up note, which helped nudge the fund’s return a bit higher. Stocks soared in the final weeks of the period, and demand for corporate bonds seemed to be stirring.

Extraordinary markets demand extraordinary discipline

Investors have good reasons for feeling a bit shell-shocked amid the sometimes dramatic daily ups and downs of the financial markets over the last several months. Most financial assets—not just stocks—suffered historic losses. Even more notable were the speed and breadth of the declines.

While investors cannot control the markets, they can control how they react to extraordinary events and how they position their portfolios. History has shown that it’s important to maintain an investment plan that is balanced and diversified within and across asset classes and is consistent with your time horizon, goals, and tolerance for risk.

We are confident that, despite the extraordinary times we’re going through, such a disciplined investment approach can pay off in the long term.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer April 16, 2009

Advisor’s Report

The Wellesley Income Fund’s Investor Shares returned –9.58% for the six months ended March 31, 2009. Admiral Shares returned –9.5%. This was in line with the return of its composite benchmark for the fiscal period.

The fund’s fixed income holdings returned 3.42% for the six months, slightly behind the benchmark’s fixed income return of 4.08% for the half-year. The fund’s 12-month fixed income return of –1.73% was ahead of the benchmark’s –4.63% return for the period.

Wellesley’s stock holdings returned –29.24% and –34.00% for the 6- and 12-month periods, respectively. The stock portion of the benchmark returned –33.13% and –39.39%, respectively, for the same periods.

Investment environment

Stocks returned about –31% for the six months ended March 31, 2009, as measured by the Standard and Poor’s 500 Index. After a brief respite in December, equities resumed their downward trend in January and February as the markets gave back much of the gains achieved since the lows reached in November. Equities rebounded sharply in March as favorable news from a few large global banks signaled to investors that the troubled financial sector might be starting to stabilize. Adding fuel to the recovery were the U.S. Treasury’s updated plan to clean up bank balance sheets, additional government policy actions around the world, and improving economic data.

To keep the slowdown from intensifying, governments around the world took steps to bail out the banking, auto, and other strategically important industries. In the United States, government stimulus programs materialized in many forms, including the passage of the $787 billion stimulus package, release of the second half of the Troubled Asset Relief Program (TARP) funds, the launch and expansion of the Term Asset-Backed Securities Loan Facility (TALF), and the introduction of the Public-Private Investment Program (PPIP).

Despite the persistence of negative economic news, select sectors of the fixed income markets showed some positive momentum, largely related to the increase in government-sponsored programs and a resurgence of risk appetites in March. During the latter part of the period, tentative signs of an economic recovery emerged as countries implemented numerous stimulus programs.

These efforts to stabilize the financial system and redirect capital to the sectors in greatest need have met with some success. Certainly, lower Treasury yields have allowed other borrowing costs to decline. Lower LIBOR rates, mortgage rates, and swap rates have provided some relief for some mortgage and nonfinancial corporate borrowers. More government intervention and a lengthy dose of healing time will likely follow.

At the end of March, liquidity was returning to the bond market. In truth, agency mortgage-backed securities maintained superior liquidity throughout this difficult period. New-issue corporate bonds are attracting strong demand, and even structured securities are achieving better liquidity, albeit at low prices.

The fund’s successes

Wellesley’s bond portfolio held up well throughout the last six months, delivering a positive absolute return that slightly underperformed that of the bonds in its benchmark index. The fund’s return was driven primarily by three factors. First, our higher-quality bias away from corporate bonds and toward government agency bonds and agency pass-through mortgage securities was beneficial. Second, while we had some exposure to the financial services industry, our holdings in that industry were relatively limited. Third, the fund’s relatively long-duration positioning during a period of declining interest rates was also a positive note.

The stock portfolio’s performance was disappointing on an absolute basis, but it performed better than its benchmark’s stock portfolio on the strength of stock selection in the utilities, energy, and industrial sectors. The fund’s allocation to the telecommunications sector also benefited relative performance. FPL, Marathon Oil, and United Parcel Service were among the strongest contributors.

The fund’s shortfalls

In the bond portion of the fund, the yield curve positioning detracted from returns as intermediate-duration bonds outperformed the short- and long-duration bonds that we favored. As mentioned previously, we did own bonds of several financial services companies, notably life insurers, whose value declined during the period.

In the stock portfolio, the materials, information technology, and financial sectors were among the largest detractors from relative performance. Some of our worst-performing stocks were among our larger bank holdings, such as Bank of America, PNC Financial, and JPMorgan Chase. We eliminated these positions from the portfolio.

The fund’s positioning

With regard to the bond portfolio, we believe the government’s fiscal and monetary policies are beginning to take hold, and we are positioning for a bottoming in the economic contraction sometime this year. With that, we should also see a bottoming in interest rates for this cycle and an increasing appetite for non-Treasury bonds, such as corporate and mortgage-backed bonds. In addition, the expected volume of Treasury bonds issued by the government will make them less attractive compared with other types of bonds. The bonds in the fund continue to be of very high quality, and we will continue to emphasize liquidity, primarily in the form of cash, agency debt, and agency pass-through mortgage securities, until a recovery in the economy and the equity markets is clearly evident.

In the stock portion of the fund, we have significantly reduced our exposure to financials since the beginning of 2009 as we continue to remain cautious on the sector. Credit costs have continued to increase and this has put downward pressure on earnings and dividends of a variety of financial institutions. Many financial institutions have had to cut their dividends, which has resulted in below-market yields. We manage the equity portfolio with a high dividend hurdle and typically look for a yield premium compared with that of the broad market. As a result of recent dividend cuts, several financial stocks have pierced the fund’s yield threshold. In the spirit of the fund’s income focus, we chose to sell our holdings in those companies.

We added exposure to the industrial, health care, and consumer discretionary sectors. We continue to focus on companies with solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market.

The dominant theme that guides the fund’s investment strategy is our commitment to provide shareholders with an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Respectfully,

John C. Keogh

Senior Vice President and Fixed Income

Portfolio Manager

W. Michael Reckmeyer, III, CFA

Senior Vice President and Equity

Portfolio Manager

Wellington Management Company, LLP

April 22, 2009

Wellesley Income Fund

Fund Profile

As of March 31, 2009

Total Fund Characteristics
Fund
Yield[1]
Investor Shares	5.5%
Admiral Shares	5.6%
Turnover Rate	55%[2]
Expense Ratio[3]
Investor Shares	0.33%
Admiral Shares	0.23%
Short-Term Reserves	1.3%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[4]	Index[5]
Consumer Discretionary	9.4%	7.6%	9.4%
Consumer Staples	13.8	11.8	11.2
Energy	12.6	8.3	12.3
Financials	3.0	17.4	13.1
Health Care	16.7	14.2	14.6
Industrials	14.7	12.8	10.0
Information Technology	3.5	5.2	17.7
Materials	3.9	3.9	3.7
Telecommunication
Services	8.7	8.4	3.6
Utilities	13.7	10.4	4.4

Total Fund Volatility Measures[6]
	Fund Versus	Fund Versus
	Composite Index[7]	Broad Index[5]
R-Squared	0.96	0.76
Beta	0.85	0.38

Ten Largest Stocks[8] (% of equity exposure)

Chevron Corp.	integrated oil
	and gas	5.0%
FPL Group, Inc.	electric utilities	4.8
Merck & Co., Inc.	pharmaceuticals	4.8
AT&T Inc.	integrated
	telecommunication
	services	4.8
Home Depot, Inc.	home improvement
	retail	3.8
Dominion Resources, Inc.	multi-utilities	3.5
Johnson & Johnson	pharmaceuticals	3.4
Kimberly-Clark Corp.	household products	3.3
Verizon	integrated
Communications Inc.	telecommunication
	services	3.0
Pfizer Inc.	pharmaceuticals	3.0
Top Ten		39.4
Top Ten as % of Total Net Assets		14.6%

Fund Asset Allocation

1  30-Day SEC yield. See the Glossary.

2  Annualized.

3  The expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratios were 0.32% for the Investor Shares and 0.22% for the Admiral Shares.

4  FTSE High Dividend Yield Index.

5  Dow Jones Wilshire 5000 Index.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7  Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Barclays Capital U.S. Credit A or Better Bond Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Integrated Telecommunications Services Index (4.5%) until July 1, 2006, when the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

8  The holdings listed exclude any temporary cash investments and equity index products.

Wellesley Income Fund

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	60	503	4,489
Median Market Cap	$33.6B	$39.8B	$22.3B
Price/Earnings Ratio	9.8x	13.6x	15.0x
Price/Book Ratio	2.0x	1.4x	1.7x
Dividend Yield	5.0%	4.6%	2.7%
Return on Equity	22.5%	19.6%	20.2%
Earnings Growth Rate	10.4%	6.6%	15.0%
Foreign Holdings	4.5%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	281	1,979	9,003
Yield to Maturity	6.2%[5]	6.1%	4.1%
Average Coupon	5.9%	5.6%	5.1%
Average Effective
Maturity	9.5 years	9.1 years	5.7 years
Average Quality[6]	A1	Aa3	Aa1
Average Duration	5.7 years	5.7 years	3.7 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	0.0%
Finance	29.7
Foreign	8.3
Government Mortgage-Backed	9.7
Industrial	34.9
Treasury/Agency	2.4
Utilities	10.5
Other	4.5

Distribution by Credit Quality[6]
(% of fixed income portfolio)

Aaa	18.8%
Aa	20.4
A	42.3
Baa	17.4
Ba	0.0
B	0.1
Other	1.0

Equity Investment Focus

Fixed Income Investment Focus

1  FTSE High Dividend Yield Index.

2  Dow Jones Wilshire 5000 Index.

3  Barclays Capital U.S. Credit A or Better Bond Index.

4  Barclays Capital U.S. Aggregate Bond Index.

5  Before expenses.

6  Moody’s Investors Service.

7  The mortgage-backed securities sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1998–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	7/1/1970	–14.38%	1.49%	–0.21%	4.69%	4.48%
Admiral Shares	5/14/2001	–14.27	1.60	–1.04[4]	4.63[4]	3.59[4]

1  Six months ended March 31, 2009.

2  Bond component (65% weighting) is Barclays Capital U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

3  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.3%)
U.S. Government Securities (0.1%)
	U.S. Treasury Note	2.375%	8/31/10	16,500	16,900

Agency Bonds and Notes (1.3%)
1	Federal Home Loan Bank	5.500%	7/15/36	42,000	47,950
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	50,000	54,862
1	Tennessee Valley Auth.	4.375%	6/15/15	35,000	37,781
					140,593
Conventional Mortgage-Backed Securities (5.9%)
1,2	Federal National Mortgage Assn.	4.500%	4/1/33–2/1/39	240,900	246,241
2	Government National Mortgage Assn.	5.000%	4/15/33–1/15/39	188,388	195,480
2	Government National Mortgage Assn.	5.500%	7/15/34–9/15/38	129,326	134,709
2	Government National Mortgage Assn.	6.000%	6/15/31–7/15/35	285	296
2	Government National Mortgage Assn.	6.500%	4/15/32–9/15/38	60,766	63,790
					640,516
Total U.S. Government and Agency Obligations (Cost $761,657)					798,009
Corporate Bonds (45.4%)
Finance (18.0%)
	Banking (12.3%)
	American Express Co.	5.500%	9/12/16	25,000	19,999
	American Express Co.	6.150%	8/28/17	35,000	29,068
3	ANZ National Bank International Ltd.	6.200%	7/19/13	18,665	18,295
	Banc One Corp.	7.750%	7/15/25	25,000	22,444
	Bank of America Corp.	4.875%	1/15/13	43,100	39,035
	Bank of America Corp.	5.375%	6/15/14	25,525	22,372
	Bank of America Corp.	5.625%	10/14/16	22,500	19,121
2	Bank of America Corp.	8.000%	12/29/49	16,321	6,365
3	Bank of Scotland PLC	4.000%	9/15/09	10,000	9,798
	BB&T Corp.	6.500%	8/1/11	25,000	25,225
	BB&T Corp.	4.750%	10/1/12	16,000	15,341
	BB&T Corp.	5.250%	11/1/19	19,000	16,300
	Citicorp	6.650%	12/15/10	25,000	21,653
	Citigroup, Inc.	4.125%	2/22/10	12,000	11,598
	Citigroup, Inc.	6.500%	1/18/11	10,000	9,680
	Citigroup, Inc.	6.625%	6/15/32	9,000	4,976
	Citigroup, Inc.	6.000%	10/31/33	15,000	7,863

Citigroup, Inc.	5.850%	12/11/34	15,000	11,554

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Citigroup, Inc.	6.125%	8/25/36	50,000	26,240
	Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	23,825	22,845
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	28,400	26,140
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	13,300	13,124
	Deutsche Bank AG London	4.875%	5/20/13	30,000	29,427
	Fifth Third Bancorp.	4.200%	2/23/10	33,000	31,989
	Goldman Sachs Group, Inc.	4.750%	7/15/13	18,000	16,700
	Goldman Sachs Group, Inc.	5.250%	10/15/13	29,400	28,014
	Goldman Sachs Group, Inc.	6.250%	9/1/17	39,000	36,315
	Goldman Sachs Group, Inc.	6.125%	2/15/33	20,000	16,709
	Goldman Sachs Group, Inc.	6.450%	5/1/36	25,000	16,851
3	HBOS Treasury Services PLC	6.000%	11/1/33	19,000	10,435
	HSBC Bank USA	4.625%	4/1/14	13,100	12,518
	HSBC Bank USA	5.875%	11/1/34	21,000	17,698
	HSBC Holdings PLC	7.625%	5/17/32	15,800	12,793
	HSBC Holdings PLC	6.500%	5/2/36	22,000	18,551
^	Huntington National Bank	4.375%	1/15/10	16,000	15,635
	JPMorgan Chase & Co.	5.750%	1/2/13	14,000	13,410
	JPMorgan Chase & Co.	4.750%	5/1/13	8,000	7,859
	JPMorgan Chase & Co.	5.125%	9/15/14	9,665	8,746
2	JPMorgan Chase & Co.	7.900%	12/29/49	23,350	15,177
	Mellon Funding Corp.	5.000%	12/1/14	12,000	11,343
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	15,000	11,312
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	20,000	15,608
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	30,000	13,526
3	Mizuho Finance (Cayman)	5.790%	4/15/14	14,000	13,457
	Morgan Stanley Dean Witter	5.300%	3/1/13	37,925	36,325
	Morgan Stanley Dean Witter	7.250%	4/1/32	51,100	48,053
3	National Australia Bank	4.800%	4/6/10	21,000	20,784
	National City Bank	5.800%	6/7/17	50,000	44,055
	National City Bank of Pennsylvania	7.250%	10/21/11	22,000	21,642
	National Westminster Bank PLC	7.375%	10/1/09	29,825	29,390
	Northern Trust Co.	4.600%	2/1/13	10,000	9,754
	PNC Bank NA	5.250%	1/15/17	16,000	14,145
2	PNC Funding Corp.	8.250%	5/31/49	12,000	6,360
	Regions Financial Corp.	7.000%	3/1/11	23,000	21,300
	Royal Bank of Canada	5.650%	7/20/11	20,000	21,358
	Royal Bank of Scotland Group PLC	6.400%	4/1/09	14,000	13,996
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	18,975	11,965
	State Street Corp.	5.375%	4/30/17	55,500	48,783
	SunTrust Banks, Inc.	6.375%	4/1/11	15,000	14,873
	UFJ Finance Aruba AEC	6.750%	7/15/13	20,000	20,828
	US Bank NA	6.375%	8/1/11	25,000	26,235
	US Bank NA	4.950%	10/30/14	12,400	12,048
	Wachovia Bank NA	4.800%	11/1/14	19,640	16,388
	Wachovia Corp.	4.875%	2/15/14	19,250	15,753
	Wachovia Corp.	6.605%	10/1/25	15,000	12,261
3	WEA Finance LLC	7.125%	4/15/18	21,425	16,560
	Wells Fargo Bank NA	6.450%	2/1/11	25,000	24,700
	Wells Fargo Bank NA	5.950%	8/26/36	25,000	20,488
2	Wells Fargo Capital XV	9.750%	12/29/49	15,825	11,710
	Wells Fargo Financial	5.500%	8/1/12	34,100	32,966

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Finance Companies (2.0%)
	American Express Centurion Bank	4.375%	7/30/09	11,500	11,410
	American General Finance Corp.	4.000%	3/15/11	12,000	5,220
	CIT Group Funding Co. of Canada	4.650%	7/1/10	5,000	4,069
	CIT Group, Inc.	4.750%	12/15/10	13,110	10,488
	CIT Group, Inc.	5.400%	2/13/12	1,375	840
	CIT Group, Inc.	7.625%	11/30/12	6,515	4,845
	General Electric Capital Corp.	8.125%	5/15/12	10,000	10,328
	General Electric Capital Corp.	5.450%	1/15/13	25,550	24,688
	General Electric Capital Corp.	6.750%	3/15/32	75,000	60,677
	General Electric Capital Corp.	5.875%	1/14/38	25,000	17,712
	General Electric Capital Corp.	6.875%	1/10/39	33,000	26,440
	HSBC Finance Corp.	4.750%	7/15/13	12,225	9,203
	International Lease Finance Corp.	5.400%	2/15/12	20,000	11,800
	NYSE Euronext	4.800%	6/28/13	24,540	24,429

	Insurance (2.9%)
	ACE INA Holdings, Inc.	5.700%	2/15/17	15,000	13,850
	Aetna, Inc.	6.500%	9/15/18	5,395	5,199
	Allstate Corp.	7.500%	6/15/13	20,000	19,998
	Allstate Life Global Funding	4.250%	2/26/10	13,000	12,937
	American International Group, Inc.	4.250%	5/15/13	14,250	5,415
	American International Group, Inc.	6.250%	5/1/36	15,000	5,100
	Genworth Financial, Inc.	5.125%	3/15/11	17,635	12,490
	Genworth Financial, Inc.	5.750%	5/15/13	10,000	6,519
3	Genworth Life Institutional Funding	5.875%	5/3/13	12,000	7,888
	Hartford Financial Services Group, Inc.	5.500%	10/15/16	16,665	9,515
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	26,000	10,144
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	16,317
3	MetLife Global Funding I	4.625%	8/19/10	15,000	14,581
3	MetLife Global Funding I	5.750%	7/25/11	15,000	14,602
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	23,057
3	New York Life Insurance	5.875%	5/15/33	44,785	37,981
	Principal Life Income Funding	5.125%	3/1/11	18,895	18,188
	Prudential Financial, Inc.	5.800%	6/15/12	29,165	23,573
	Prudential Financial, Inc.	5.100%	9/20/14	12,000	8,603
	Prudential Financial, Inc.	4.750%	6/13/15	21,000	14,203
	Travelers Cos. Inc.	5.800%	5/15/18	8,690	8,520
	UnitedHealth Group, Inc.	5.375%	3/15/16	16,000	14,319
	XL Capital Ltd.	5.250%	9/15/14	16,000	10,519

	Real Estate Investment Trusts (0.8%)
	Brandywine Operating Partnership	5.750%	4/1/12	10,030	6,905
	ERP Operating LP	5.750%	6/15/17	10,000	7,929
	Health Care Property Investors, Inc.	6.000%	1/30/17	20,000	13,561
	Simon Property Group Inc.	5.100%	6/15/15	16,000	12,513
	Simon Property Group Inc.	5.250%	12/1/16	5,000	3,809
	Simon Property Group Inc.	5.875%	3/1/17	25,000	19,472
	Simon Property Group Inc.	6.125%	5/30/18	2,925	2,325
	Simon Property Group Inc.	10.350%	4/1/19	11,270	10,943
3	Westfield Group	5.700%	10/1/16	7,375	5,435
					1,964,388

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Industrial (21.1%)
	Basic Industry (1.6%)
	Alcan, Inc.	4.875%	9/15/12	10,500	9,334
	Alcan, Inc.	4.500%	5/15/13	22,300	18,748
	Alcoa, Inc.	5.720%	2/23/19	30,238	18,435
	Alcoa, Inc.	5.870%	2/23/22	11,337	6,869
	BHP Finance USA Ltd.	4.800%	4/15/13	33,500	33,529
	E.I. du Pont de Nemours & Co.	4.125%	3/6/13	27,200	27,275
	Monsanto Co.	5.500%	7/30/35	15,000	13,804
	Praxair, Inc.	6.375%	4/1/12	25,000	26,690
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	25,000	22,420

	Capital Goods (2.7%)
	Caterpillar, Inc.	6.950%	5/1/42	15,000	13,889
	Dover Corp.	4.875%	10/15/15	20,000	19,883
	Eaton Corp.	5.750%	7/15/12	15,600	15,738
	Eaton Corp.	5.300%	3/15/17	20,000	18,375
	Eaton Corp.	6.500%	6/1/25	10,000	8,890
	General Dynamics Corp.	4.250%	5/15/13	41,100	42,354
	John Deere Capital Corp.	4.625%	4/15/09	15,000	15,009
	John Deere Capital Corp.	7.000%	3/15/12	25,000	26,777
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	25,000	26,656
	PACTIV Corp.	8.125%	6/15/17	20,000	18,580
3	Siemens Financieringsmat	5.750%	10/17/16	25,000	24,832
	Tyco International Group SA	6.000%	11/15/13	20,800	19,526
	United Technologies Corp.	7.125%	11/15/10	25,000	26,859
	United Technologies Corp.	4.875%	5/1/15	15,000	15,800

	Communication (6.2%)
	AT&T Inc.	6.250%	3/15/11	15,500	16,208
	AT&T Inc.	6.500%	9/1/37	50,000	44,890
	AT&T Wireless	8.750%	3/1/31	27,000	29,453
	BellSouth Corp.	6.000%	10/15/11	31,000	32,361
	BellSouth Corp.	6.000%	11/15/34	34,000	30,038
	CBS Corp.	7.700%	7/30/10	26,740	26,751
	Chesapeake & Potomac Telephone Co.	7.875%	1/15/22	16,000	16,247
	Comcast Corp.	6.450%	3/15/37	20,000	17,531
	Comcast Corp.	6.950%	8/15/37	45,000	42,042
3	Cox Communications, Inc.	5.875%	12/1/16	40,000	35,131
	Deutsche Telekom International Finance	8.750%	6/15/30	40,000	42,302
	France Telecom	7.750%	3/1/11	24,000	25,751
	France Telecom	8.500%	3/1/31	50,000	63,376
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	26,814
	New Jersey Bell Telephone Co.	8.000%	6/1/22	14,585	14,964
	News America Inc.	6.200%	12/15/34	11,000	7,637
	Telefonica Europe BV	7.750%	9/15/10	25,000	26,193
	Time Warner Cable Inc.	5.850%	5/1/17	70,000	62,775
	Verizon Communications Corp.	5.250%	4/15/13	10,800	11,121
	Verizon Communications Corp.	5.500%	4/1/17	35,000	33,899
	Verizon Global Funding Corp.	4.375%	6/1/13	14,500	14,488
3	Verizon Wireless Capital	7.375%	11/15/13	18,000	19,369
3	Verizon Wireless Capital	8.500%	11/15/18	12,500	14,381
3	Verizon Wireless Capital	5.550%	2/1/14	18,000	18,047

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Consumer Cyclical (2.2%)
3	American Honda Finance	6.700%	10/1/13	25,000	24,531
	CVS Caremark Corp.	4.875%	9/15/14	12,000	11,958
	CVS Caremark Corp.	6.125%	8/15/16	25,000	24,989
	CVS Caremark Corp.	5.750%	6/1/17	25,000	24,238
	Lowe’s Cos., Inc.	5.000%	10/15/15	15,901	16,050
	McDonald’s Corp.	5.750%	3/1/12	10,000	10,761
	Staples Inc.	9.750%	1/15/14	13,450	14,022
	Target Corp.	6.350%	1/15/11	16,500	17,497
	Target Corp.	5.875%	3/1/12	31,000	32,933
	The Walt Disney Co.	5.625%	9/15/16	20,000	20,793
	Time Warner, Inc.	5.875%	11/15/16	39,000	36,921

	Consumer Noncyclical (5.7%)
	Abbott Laboratories	4.350%	3/15/14	20,000	20,953
	Amgen Inc.	5.700%	2/1/19	8,055	8,217
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	31,125	31,600
	AstraZeneca PLC	5.900%	9/15/17	50,000	52,995
	Becton, Dickinson & Co.	4.550%	4/15/13	25,900	26,573
	Bestfoods	6.625%	4/15/28	25,000	26,575
3	Cargill Inc.	6.125%	9/15/36	22,000	17,217
3	Cargill Inc.	6.625%	9/15/37	42,830	35,793
	Coca-Cola Co.	5.750%	3/15/11	22,000	23,633
	Coca-Cola Co.	5.350%	11/15/17	50,000	53,259
	Eli Lilly & Co.	6.000%	3/15/12	10,000	10,967
	Eli Lilly & Co.	5.500%	3/15/27	20,000	18,989
	General Mills, Inc.	5.650%	2/15/19	6,850	6,963
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	10,000	10,062
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	14,340
	Johnson & Johnson	3.800%	5/15/13	9,895	10,396
	Johnson & Johnson	6.730%	11/15/23	15,000	17,392
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	27,528
	Kraft Foods, Inc.	5.625%	11/1/11	22,625	23,489
	PepsiCo, Inc.	5.150%	5/15/12	43,869	47,130
	Pfizer, Inc.	5.350%	3/15/15	17,000	17,976
	Procter & Gamble Co.	6.450%	1/15/26	25,000	27,255
	Procter & Gamble Co.	5.550%	3/5/37	25,000	25,674
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	22,393	28,187
3	SABMiller PLC	6.500%	7/15/18	25,000	22,329
	Schering-Plough Corp.	5.550%	12/1/13	16,985	17,800

	Energy (1.6%)
	Burlington Resources, Inc.	6.500%	12/1/11	25,000	27,230
	ConocoPhillips	7.000%	3/30/29	11,500	11,485
	ConocoPhillips Canada	5.625%	10/15/16	25,000	25,969
	Devon Financing Corp.	7.875%	9/30/31	15,000	15,340
	Encana Corp.	6.500%	8/15/34	15,000	12,277
	Halliburton Co.	5.500%	10/15/10	15,400	16,054
	Suncor Energy, Inc.	5.950%	12/1/34	28,000	18,963
	Texaco Capital, Inc.	8.625%	4/1/32	25,000	29,219
	Valero Energy Corp.	7.500%	4/15/32	16,600	12,933

Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other Industrial (0.1%)
	Eaton Corp.	5.250%	6/15/35	14,500	11,339

	Technology (0.9%)
	Cisco Systems Inc.	5.250%	2/22/11	18,200	19,253
	International Business Machines Corp.	5.700%	9/14/17	41,710	43,174
	International Business Machines Corp.	7.000%	10/30/25	25,000	27,019
	Pitney Bowes, Inc.	4.750%	5/15/18	10,000	9,344

	Transportation (0.1%)
	Norfolk Southern Corp.	6.200%	4/15/09	15,000	15,019
					2,294,644
Utilities (6.3%)
	Electric (6.2%)
	Alabama Power Co.	5.550%	2/1/17	11,765	12,349
	Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	13,499
	Carolina Power & Light Co.	6.300%	4/1/38	1,625	1,700
	Consolidated Edison Co. of New York	5.625%	7/1/12	16,205	16,820
	Consolidated Edison Co. of New York	4.875%	2/1/13	9,700	9,746
	Consolidated Edison Co. of New York	6.300%	8/15/37	50,000	46,503
	Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	29,741
	Duke Energy Corp.	6.250%	1/15/12	20,000	21,398
3	EDP Finance BV	6.000%	2/2/18	50,000	47,432
	Florida Power & Light Co.	4.850%	2/1/13	12,000	12,429
	Florida Power & Light Co.	6.200%	6/1/36	22,452	23,632
	Florida Power Corp.	6.650%	7/15/11	25,000	26,840
	Georgia Power Co.	5.700%	6/1/17	50,000	52,898
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	35,000	32,002
	National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	40,000	41,750
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	11,752
	NiSource Finance Corp.	6.400%	3/15/18	50,000	40,066
	NStar Electric Co.	4.875%	10/15/12	20,800	21,356
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	8,937
	PECO Energy Co.	4.750%	10/1/12	12,000	12,044
	Potomac Electric Power	6.500%	11/15/37	8,000	7,686
	SCANA Corp.	6.875%	5/15/11	25,000	26,069
	SCANA Corp.	6.250%	2/1/12	28,930	28,592
	Southern California Edison Co.	5.000%	1/15/14	11,800	12,342
	Southern California Edison Co.	5.500%	8/15/18	25,000	26,094
	Southern Co.	5.300%	1/15/12	20,000	21,008
	Virginia Electric & Power Co.	4.750%	3/1/13	16,350	16,514
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	52,428
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	13,426

	Natural Gas (0.1%)
3	Duke Energy Field Services	6.450%	11/3/36	9,375	6,082
					693,135
Total Corporate Bonds (Cost $5,394,388)					4,952,167

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (5.1%)
Asian Development Bank	4.500%	9/4/12	40,000	42,593
BK Nederlandse Gemeenten	6.000%	3/26/12	50,000	54,272
European Investment Bank	4.625%	5/15/14	54,000	55,846
European Investment Bank	4.625%	10/20/15	15,000	15,907
Export Development Canada	4.625%	4/1/10	25,000	25,931
Japan Bank International	4.750%	5/25/11	35,000	36,780
Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	22,000	22,485
Oesterreichische Kontrollbank	4.500%	3/9/15	17,000	18,175
Province of Manitoba	4.450%	4/12/10	10,000	10,244
Province of New Brunswick	5.200%	2/21/17	30,000	31,622
Province of Ontario	5.000%	10/18/11	20,000	21,312
Province of Ontario	4.950%	6/1/12	50,000	53,328
Province of Ontario	5.125%	7/17/12	25,000	26,792
Province of Ontario	4.500%	2/3/15	40,000	41,491
Province of Quebec	6.125%	1/22/11	19,500	20,704
Province of Quebec	5.125%	11/14/16	20,000	20,054
Quebec Hydro Electric	6.300%	5/11/11	50,000	53,292
Total Sovereign Bonds (Cost $524,024)				550,828
Taxable Municipal Bonds (2.8%)
Duke Univ. North Carolina Rev.	5.850%	4/1/37	62,165	58,584
Illinois (Taxable Pension) GO	4.950%	6/1/23	21,275	19,485
Illinois (Taxable Pension) GO	5.100%	6/1/33	50,000	43,412
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	46,080	45,915
Oregon School Board Assn.	4.759%	6/30/28	15,000	12,266
President and Fellows of Harvard College	6.300%	10/1/37	68,000	74,503
Princeton University	5.700%	3/1/39	13,020	12,996
Southern California Public Power Auth.	6.930%	5/15/17	30,000	34,693
Wisconsin Public Service Rev.	5.700%	5/1/26	9,000	8,385
Total Taxable Municipal Bonds (Cost $324,982)				310,239

			Shares
Common Stocks (37.2%)
Consumer Discretionary (3.5%)
Home Depot, Inc.			6,570,600	154,803
Genuine Parts Co.			3,265,700	97,514
^ Nordstrom, Inc.			3,131,800	52,458
The Stanley Works			1,166,500	33,968
VF Corp.			490,420	28,008
Fortune Brands, Inc.			526,000	12,913
				379,664
Consumer Staples (5.1%)
Kimberly-Clark Corp.			2,909,900	134,175
Philip Morris International Inc.			2,442,200	86,893
Altria Group, Inc.			5,227,000	83,737
Kraft Foods Inc.			2,168,000	48,325
Sysco Corp.			1,933,200	44,077
ConAgra Foods, Inc.			2,399,000	40,471
Unilever NV ADR			1,929,700	37,822
Lorillard, Inc.			600,100	37,050
PepsiCo, Inc.			528,300	27,197
Diageo PLC ADR	438,000	19,601
559,348

Wellesley Income Fund

		Market
		Value•
	Shares	($000)
Energy (4.7%)
Chevron Corp.	2,995,700	201,431
Total SA ADR	2,452,700	120,329
BP PLC ADR	1,732,700	69,481
EnCana Corp. (New York Shares)	1,102,800	44,785
Marathon Oil Corp.	1,226,900	32,255
ConocoPhillips Co.	592,800	23,214
Royal Dutch Shell PLC ADR Class B	469,656	20,482
		511,977
Financials (1.1%)
Toronto Dominion Bank	1,554,300	53,747
Bank of New York Mellon Corp.	1,353,200	38,228
The Allstate Corp.	1,603,700	30,711
		122,686
Health Care (6.2%)
Merck & Co., Inc.	7,227,450	193,334
Johnson & Johnson	2,593,200	136,402
Pfizer Inc.	9,002,800	122,618
Wyeth	1,557,400	67,031
GlaxoSmithKline PLC ADR	1,955,500	60,757
Bristol-Myers Squibb Co.	2,480,100	54,364
Eli Lilly & Co.	1,166,100	38,960
		673,466
Industrials (5.5%)
General Electric Co.	8,155,700	82,454
3M Co.	1,625,800	80,835
Waste Management, Inc.	3,154,000	80,742
Eaton Corp.	1,678,300	61,862
Illinois Tool Works, Inc.	1,783,800	55,030
PACCAR, Inc.	1,991,700	51,306
United Parcel Service, Inc.	1,007,600	49,594
Rockwell Automation, Inc.	1,745,000	38,111
Caterpillar, Inc.	1,349,800	37,741
Emerson Electric Co.	1,290,500	36,883
Schneider Electric SA	304,448	20,248
		594,806
Information Technology (1.3%)
Intel Corp.	5,826,300	87,686
Analog Devices, Inc.	2,895,800	55,802
		143,488
Materials (1.4%)
E.I. du Pont de Nemours & Co.	2,626,400	58,647
PPG Industries, Inc.	1,583,900	58,446
Packaging Corp. of America	3,040,600	39,589
		156,682

Wellesley Income Fund

					Market
					Value•
				Shares	($000)
	Telecommunication Services (3.3%)
	AT&T Inc.			7,649,080	192,757
	Verizon Communications Inc.			4,080,200	123,222
	Koninklijke KPN NV			1,447,752	19,329
	Telefonica SA			952,138	18,987
					354,295
	Utilities (5.1%)
	FPL Group, Inc.			3,846,700	195,143
	Dominion Resources, Inc.			4,589,500	142,229
	Consolidated Edison Inc.			1,855,800	73,508
	American Electric Power Co., Inc.			2,019,700	51,018
	Exelon Corp.			911,200	41,359
	SCANA Corp.			917,400	28,338
	PG&E Corp.			596,300	22,791
					554,386
	Total Common Stocks (Cost $4,624,079)				4,050,798

		Coupon
	Temporary Cash Investments (1.4%)
	Money Market Fund (0.2%)
4,5	Vanguard Market Liquidity Fund	0.440%		17,263,400	17,263

				Face
			Maturity	Amount
			Date	($000)
	Repurchase Agreement (1.2%)
	UBS Securities LLC
	(Dated 3/31/09, Repurchase Value
	$135,349,000, collateralized by
	U.S. Treasury Bond 5.25%, 2/15/29)	0.130%	4/1/09	135,349	135,349
	Total Temporary Cash Investments (Cost $152,612)				152,612
	Total Investments (99.2%) (Cost $11,781,742)				10,814,653
	Other Assets and Liabilities (0.8%)
	Other Assets				195,643
	Liabilities[5]				(109,352)
					86,291
	Net Assets (100%)				10,900,944

Wellesley Income Fund

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	12,753,954
Overdistributed Net Investment Income	(17,353)
Accumulated Net Realized Losses	(867,953)
Unrealized Appreciation (Depreciation)
Investment Securities	(967,089)
Swap Contracts	(609)
Foreign Currencies	(6)
Net Assets	10,900,944

Investor Shares—Net Assets
Applicable to 377,774,891 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,400,639
Net Asset Value Per Share—Investor Shares	$16.94

Admiral Shares—Net Assets
Applicable to 109,639,934 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,500,305
Net Asset Value Per Share—Admiral Shares	$41.05

•  See Note A in Notes to Financial Statements.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $16,294,000.

1  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the aggregate value of these securities was $474,334,000, representing 4.4% of net assets.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5  Includes $17,263,000 of collateral received for securities on loan. ADR—American Depositary Receipt.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends[1]	107,189
Interest	210,190
Security Lending	1,781
Total Income	319,160
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,050
Performance Adjustment	475
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,305
Management and Administrative—Admiral Shares	2,925
Marketing and Distribution—Investor Shares	985
Marketing and Distribution—Admiral Shares	600
Custodian Fees	41
Auditing Fees	1
Shareholders’ Reports—Investor Shares	90
Shareholders’ Reports—Admiral Shares	13
Trustees’ Fees and Expenses	8
Total Expenses	15,493
Expenses Paid Indirectly	(175)
Net Expenses	15,318
Net Investment Income	303,842
Realized Net Gain (Loss)
Investment Securities Sold	(816,324)
Swap Contracts	(163)
Foreign Currencies	1,285
Realized Net Gain (Loss)	(815,202)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(673,587)
Swap Contracts	(609)
Foreign Currencies	205
Change in Unrealized Appreciation (Depreciation)	(673,991)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,185,351)

1  Dividends are net of foreign withholding taxes of $836,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	303,842	612,247
Realized Net Gain (Loss)	(815,202)	182,785
Change in Unrealized Appreciation (Depreciation)	(673,991)	(1,692,503)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,185,351)	(897,471)
Distributions
Net Investment Income
Investor Shares	(182,760)	(364,914)
Admiral Shares	(131,079)	(260,360)
Realized Capital Gain
Investor Shares	(116,598)	(91,938)
Admiral Shares	(82,204)	(63,822)
Total Distributions	(512,641)	(781,034)
Capital Share Transactions
Investor Shares	115,694	230,342
Admiral Shares	86,416	356,129
Net Increase (Decrease) from Capital Share Transactions	202,110	586,471
Total Increase (Decrease)	(1,495,882)	(1,092,034)
Net Assets
Beginning of Period	12,396,826	13,488,860
End of Period[1]	10,900,944	12,396,826

1  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($17,353,000) and ($8,478,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$19.60	$22.30	$21.95	$21.66	$21.11	$20.25
Investment Operations
Net Investment Income	.482	.981	.933	.904	.851	.844
Net Realized and Unrealized Gain (Loss)
on Investments	(2.324)	(2.421)	1.015	.673	.592	.871
Total from Investment Operations	(1.842)	(1.440)	1.948	1.577	1.443	1.715
Distributions
Dividends from Net Investment Income	(.497)	(1.002)	(.926)	(.903)	(.855)	(.855)
Distributions from Realized Capital Gains	(.321)	(.258)	(.672)	(.384)	(.038)	—
Total Distributions	(.818)	(1.260)	(1.598)	(1.287)	(.893)	(.855)
Net Asset Value, End of Period	$16.94	$19.60	$22.30	$21.95	$21.66	$21.11

Total Return[1]	–9.58%	–6.72%	9.16%	7.61%	6.93%	8.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,401	$7,281	$8,038	$7,580	$7,954	$8,851
Ratio of Total Expenses to
Average Net Assets[2]	0.32%[3]	0.25%	0.25%	0.25%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	5.38%[3]	4.60%	4.21%	4.21%	3.98%	4.06%
Portfolio Turnover Rate	55%[3]	27%	21%	19%	18%	23%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, (0.01%), 0.00%, and 0.01%.

3  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$47.48	$54.02	$53.18	$52.47	$51.16	$49.07
Investment Operations
Net Investment Income	1.189	2.430	2.312	2.247	2.121	2.099
Net Realized and Unrealized Gain (Loss)
on Investments	(5.615)	(5.865)	2.454	1.638	1.413	2.113
Total from Investment Operations	(4.426)	(3.435)	4.766	3.885	3.534	4.212
Distributions
Dividends from Net Investment Income	(1.226)	(2.480)	(2.298)	(2.245)	(2.131)	(2.122)
Distributions from Realized Capital Gains	(.778)	(.625)	(1.628)	(.930)	(.093)	—
Total Distributions	(2.004)	(3.105)	(3.926)	(3.175)	(2.224)	(2.122)
Net Asset Value, End of Period	$41.05	$47.48	$54.02	$53.18	$52.47	$51.16

Total Return	–9.50%	–6.63%	9.25%	7.74%	7.01%	8.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,500	$5,116	$5,450	$4,618	$4,027	$1,507
Ratio of Total Expenses to
Average Net Assets[1]	0.22%[2]	0.15%	0.15%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to
Average Net Assets	5.48%[2]	4.70%	4.31%	4.32%	4.05%	4.17%
Portfolio Turnover Rate	55%[2]	27%	21%	19%	18%	23%

1  Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, (0.01%), 0.00%, and 0.01%.

2  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Swap Contracts: The fund has purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment is exchanged between the seller and buyer. In addition, the seller of the credit protection receives a premium from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

Wellesley Income Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. A primary risk for swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Wellesley Income Fund

B. Wellington Management Company LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays Capital U.S. Credit A or Better Bond Index and a stock component. The stock component is represented by the S&P 500/Citigroup Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunications Services Index for periods through September 30, 2007, and by the FTSE High Dividend Yield Index beginning October 1, 2007. The benchmark change will be fully phased in by September 2010. For the six months ended March 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $475,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $2,971,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 1.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2009, these arrangements reduced the fund’s management and administrative expenses by $170,000 and custodian fees by $5,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2009, the fund realized net foreign currency gains of $1,285,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $163,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

At March 31, 2009, the cost of investment securities for tax purposes was $11,781,742,000. Net unrealized depreciation of investment securities for tax purposes was $967,089,000, consisting of unrealized gains of $377,180,000 on securities that had risen in value since their purchase and $1,344,269,000 in unrealized losses on securities that had fallen in value since their purchase.

Wellesley Income Fund

At March 31, 2009, the fund had the following open swap contract:

Credit Default Swaps
					Unrealized
			Notional	Premium	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)	($000)
Credit Protection Purchased
XL Capital Ltd.	9/20/14	GS	9,000	(5.000%)	(609)

The fund also made initial premium payments totaling $1,755,000 in connection with the swap contract.

1  GS—Goldman Sachs Capital Markets.

F. During the six months ended March 31, 2009, the fund purchased $2,742,845,000 of investment securities and sold $2,535,556,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $361,919,000 and $814,235,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	688,913	38,895	1,195,037	56,068
Issued in Lieu of Cash Distributions	273,596	15,316	415,678	19,791
Redeemed	(846,815)	(47,912)	(1,380,373)	(64,877)
Net Increase (Decrease)—Investor Shares	115,694	6,299	230,342	10,982
Admiral Shares
Issued	470,331	10,894	837,701	16,152
Issued in Lieu of Cash Distributions	178,896	4,132	268,766	5,282
Redeemed	(562,811)	(13,135)	(750,338)	(14,578)
Net Increase (Decrease)—Admiral Shares	86,416	1,891	356,129	6,856

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

Wellesley Income Fund

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

	Investments	Swap
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	4,009,498	—
Level 2—Other significant observable inputs	6,805,155	(609)
Level 3—Significant unobservable inputs	—	—
Total	10,814,653	(609)

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$904.24	$1.52
Admiral Shares	1,000.00	905.00	1.04
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.34	$1.61
Admiral Shares	1,000.00	1,023.83	1.11

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); President of Rohm and Haas Co. (2006–2008); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with Secondary Appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Standard & Poor’s 500®, S&P 500®, and 500 are
trademarks of The McGraw-Hill Companies, Inc., and
Direct Investor Account Services > 800-662-2739	have been licensed for use by The Vanguard Group, Inc.
Vanguard mutual funds are not sponsored, endorsed,
Institutional Investor Services > 800-523-1036	sold, or promoted by Standard & Poor’s, and Standard &
Poor’s makes no representation regarding the advisability
Text Telephone for People	of investing in the funds.

With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
CFA® is a trademark owned by CFA Institute.	the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.
“FTSE®” is a trademark jointly owned by the London
Stock Exchange plc and The Financial Times Limited
and is used by FTSE International Limited under license.	You can review and copy information about your fund
The FTSE High Dividend Yield Index is calculated by FTSE	at the SEC’s Public Reference Room in Washington, D.C.
International Limited. FTSE International Limited does not	To find out more about this public service, call the SEC
sponsor, endorse, or promote the fund; is not in any way	at 202-551-8090. Information about your fund is also
connected to it; and does not accept any liability	available on the SEC’s website, and you can receive
in relation to its issue, operation, and trading.	copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.
The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Russell is a trademark of The Frank Russell Company.	Vanguard Marketing Corporation, Distributor.

Q272 052009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Vanguard Wellesley Income Fund
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Vanguard Wellesley Income Fund
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

Vanguard Wellesley Income Fund
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.